Exhibit C
                                                             To Credit Agreement

                              CONTINUING GUARANTY

     For value received and in consideration of the extension of credit by SANWA BANK CALIFORNIA (the "Bank") to Mentor Corporation, a Minnesota corporation (the "Debtor") or the benefits to the undersigned derived therefrom, the undersigned (individually, a "Guarantor" and, collectively, the "Guarantors"), guarantees and promises to pay to the Bank any and all Indebtedness (as defined below) and agree as follows:

     1. Indebtedness. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, guaranties and liabilities of the Debtor heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Debtor may be liable individually or jointly with others.

     2. Guaranty. Each Guarantor unconditionally agrees to pay to the Bank or its order, on demand, an amount equal to the amount of the Indebtedness or otherwise perform any obligation of the Debtor undertaken pursuant to any Indebtedness. In addition to any maximum principal liability hereunder, each Guarantor agrees to (i) bear the expenses enumerated hereunder in the paragraph herein entitled "Attorneys' Fees" and (ii) pay interest on the Indebtedness at the rate(s) applicable thereto. Notwithstanding the foregoing, the Bank may allow the Indebtedness to exceed the Guarantors' liability hereunder. Any payment by any Guarantor shall not reduce the maximum principal obligation of such Guarantor hereunder unless written notice to that effect is actually received by the Bank at or prior to the time of such payment. Any payment by the Debtor or any other person shall not reduce any Guarantor's maximum principal liability hereunder.

     3. Right to Amend or Modify Indebtedness. Each Guarantor authorizes the Bank, at its sole discretion, with or without notice and without affecting any Guarantor's liability hereunder, from time to time to: (i) change the time or manner of payment of any Indebtedness by renewal, extension, modification,
acceleration   or  otherwise;   (ii)  alter  or  change  any  provision  of  any
Indebtedness including, but not limited to, the rate of interest thereon, and any document, instrument or agreement (other than this Guaranty) evidencing, guaranteeing, securing or related to any Indebtedness; (iii) release, discharge, exonerate, substitute or add one or more parties liable on any Indebtedness or one or more endorsers, cosignors or guarantors for any Indebtedness; (iv) obtain collateral for the payment of any Indebtedness or any guaranty thereof; (v) release existing or after acquired collateral on such terms as the Bank, in its sole discretion, shall determine; (vi) apply any sums received from the Debtor,
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any  endorser,   cosignor,  other  guarantor  or  other  person  liable  on  any
Indebtedness or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever owed or to be owed to the Bank by the Debtor in any order or amount and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable; and (vii) apply to any Indebtedness, in any order or amount, regardless of whether such Indebtedness is secured by collateral or is due and payable, any sums received from any Guarantor or from the sale of collateral in which any Guarantor has granted the Bank a security interest.

     4. Waivers. Each Guarantor hereby unconditionally and irrevocable acknowledges and agrees to the matters set forth below:
        A. Deficiency. In the event that any Indebtedness is now or hereafter secured by a deed of trust, such Guarantor waives any defense and all rights and benefits of those laws purporting to state that no deficiency judgment may be recovered on certain real property purchase money obligations (as presently contained in Section 580(b) of the California Code of Civil Procedures and as it may be amended or superseded in the future) and those laws purporting to state that no deficiency judgment may be recovered after a trustee's sale under a deed of trust (as presently contained in Section 580(d) of the California Code of Civil Procedure and as it may be amended or superseded in the future). SUCH GUARANTOR ACKNOWLEDGES THAT A FORECLOSURE BY A TRUSTEE'S SALE UNDER A DEED OF TRUST MAY RESULT IN THE DESTRUCTION OF SUCH GUARANTOR'S SUBROGATION RIGHTS THAT MAY OTHERWISE EXIST AND THAT A DESTRUCTION OF THOSE RIGHTS MAY CREATE A DEFENSE TO A DEFICIENCY JUDGMENT. THE GUARANTOR HEREBY SPECIFICALLY WAIVES ANY SUCH DEFENSE.

        B. Election of Remedies. Such Guarantor waives any defense based upon such Guarantor's loss of a right against the Debtor arising from the Bank's election of a remedy on any Indebtedness under bankruptcy or other debtor relief laws or under any other laws, including, but not limited to, those purporting to reduce the Bank's right against such Guarantor in proportion to the principal obligation of any Indebtedness (as presently contained in Section 2809 of the California Civil Code and as it may be amended or superseded in the future).

           Without limiting the generality of the foregoing, such Guarantor waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the Debtor by operation of Section 580d of the California Code of Civil Procedure or otherwise.

        C. Action Against the Debtor and Collateral (and Other Remedies). Such Guarantor waives all right to require the Bank to: (i) proceed against the Debtor, any endorser, cosignor, other guarantor or other person liable on any Indebtedness; (ii) join the Debtor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness in any action or actions that may be brought and prosecuted by the Bank solely and separately against such Guarantor on any Indebtedness; (iii) proceed against any item or items of collateral securing any Indebtedness or any guaranty thereof; or (iv) pursue or refrain from pursuing any other remedy whatsoever in the Bank's power.

        D. Debtor's Defenses. Such Guarantor waives any defense arising by reason of any disability or other defense of the Debtor, the Debtor's successor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness. Until all Indebtedness has been paid in full, even though it may be in excess of the liability incurred hereby, such Guarantor shall not have any right of subrogation and such Guarantor waives any benefit of and right to participate in any collateral now or hereafter held by the Bank.

        E. Debtor's Financial Condition. Such Guarantor hereby recognizes, acknowledges and agrees that advances may be made in the future from time to time with respect to any Indebtedness without authorization from or notice to such Guarantor even though the financial condition of the Debtor, any endorser, cosignor, other guarantor or other person liable on any Indebtedness may have deteriorated since the date of this Guaranty. Such Guarantor waives all right to require the Bank to disclose any information with respect to: (i) any Indebtedness now existing or hereafter incurred; (ii) the present or future financial condition, credit or character of the Debtor, any endorser, cosignor, other guarantor or other person liable on any Indebtedness; (iii) any present or future collateral securing any Indebtedness or any guaranty thereof; or (iv) any present or future action or inaction on the part of the Bank, the Debtor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness. Such Guarantor hereby assumes the responsibility for being informed of the financial condition, credit and character of the Debtor and of all circumstances bearing upon the risk of non-payment of any Indebtedness which diligent inquiry would reveal.

     5. Right of Set-off; Grant of Security Interest. In addition to all liens upon and rights of set-off against any monies, securities or other property of any Guarantor given to the Bank by law, the Bank shall have a security interest in and a right to set off against all monies, securities and other property of such Guarantor now or hereafter in the possession of or deposit with the Bank, the Bank's agents or any one or more of them, whether held in general or special account or deposit or for safekeeping or otherwise. No action or inaction by the Bank with respect to any security interest or right of set-off shall be deemed a waiver thereof and every right of set-off and security interest shall continue in full force and effect until specifically released by the Bank in writing. The security interest created hereby shall secure all of the Guarantors' obligations under this Guaranty.

     6. Right of Foreclosure. The Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing any
Indebtedness even though such foreclosure may destroy or diminish any Guarantor's rights against the Debtor. Each Guarantor shall be liable to the Bank for any part of any Indebtedness remaining unpaid after any such foreclosure whether or not such foreclosure was for fair market value.

     7. Subordination. Any indebtedness of the Debtor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness now or hereafter owed to any Guarantor is hereby subordinated to the Indebtedness. Such indebtedness owed to such Guarantor shall, if the Bank so requests, be collected, enforced and received by such Guarantor as trustee for the Bank and be paid over to the Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of such Guarantor set forth herein. Should any Guarantor fail to collect the proceeds of any such indebtedness owed to it and pay the proceeds to the Bank, the Bank, as such Guarantor's attorney-in-fact, may do such acts and sign such documents in such Guarantor's name as the Bank considers necessary to effect such collection.

     8. Invalid, Fraudulent or Preferential Payments. Each Guarantor agrees that, to the extent the Debtor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness makes a payment or payments to, or is credited for any payment or payments made for or on behalf of the Debtor to the Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to any trustee, receiver, assignee or any other party whether under any bankruptcy, state or federal law or under any common law or equitable cause or otherwise, then, to the extent therof, the obligation or part thereof intended to be satisfied thereby shall be revived, reinstated and continued in full force and effect as if such payment or payments had not originally been made or credited.

     9. Joint and Several Obligations; Independent Obligations. If more than one Guarantor signs this Guaranty, the obligations hereunder are joint and several. Each Guarantor's obligations hereunder are independent of the obligations of the Debtor or any endorser, cosignor, other guarantor or other person liable on any Indebtedness and a separate action or actions may be brought and prosecuted against any Guarantor on any Indebtedness.

     10. Financial Information. Each Guarantor hereby agrees to deliver or cause to be delivered to the Bank:

        A. Other Information. (i) Annual Statements. Not later than July 31st of each year, a copy of the personal financial statement of such Guarantor for such year, which report is prepared by such Guarantor; and (ii) Tax Returns, Not later than 30 days after filing, a copy of such Guarantor's federal income tax returns filed for such year.

     11. Acknowledgment of Receipt. Receipt of a true copy of this Guaranty is hereby acknowledged by each Guarantor. Each Guarantor understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by the Bank to renew or hereafter extend credit to the Debtor. Each Guarantor agrees that this Guaranty shall be effective with or without notice from the Bank of that Bank's acceptance hereof.

     12. Continuing Guaranty. This Guaranty is a continuing guaranty. Revocation shall be effective only upon written notice personally received by an officer of the Bank at the originating office indicated below or actually received at the originating office by United States mail postage prepaid. Notice shall be effective at any office of the Bank should the originating office no longer be in existence. Revocation shall be effective at the close of the Bank's business day when such notice is actually received. Any revocation shall be effective only as to the revoking party and shall not affect that party's obligation with respect to any Indebtedness existing before such revocation is effective.

     13. Non-Reliance. In executing this Guaranty, the undersigned is not relying, and has not relied, upon any statement or representation made by the Bank, or any employee, agent or representative of the Bank, with respect to the status, financial condition or other matters related to the Debtor or the relationship between the Debtor and the Bank.

     14. Multiple Guaranties. If any Guarantor has executed or does execute more than one guaranty of any indebtedness of the Debtor to the Bank, the limits of liability thereunder and hereunder shall be cumulative.

     15. Severability. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

     16. Corporate or Partnership Authority. If the Debtor is a corporation or partnership, the Bank need not inquire into the power of the Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf and any credit granted in reliance upon the purported exercise of such power or authority is guarantied hereunder.

     17. Assignment. The Bank may, with notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of the Bank, its successors and assigns, and shall bind each Guarantor and such Guarantor's heirs, executors, administrators, successors and assigns.

     18. Attorneys' Fees. Whether or not any suit, action, arbitration or other dispute resolution proceeding is instituted by Bank or any Guarantor to enforce any provisions of this Guaranty, in collection of any Indebtedness, or in protection or preservation of, or realization on, any collateral securing such Indebtedness, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and other costs and expenses which may be incurred therewith by the prevailing party.

     19. Governing Law, Consent to Jurisdiction and Service of Process. This Guaranty shall be governed by and construed according to the laws of the State of California and each Guarantor hereby submits to the jurisdiction of the courts of the State of California. Each Guarantor with respect to which personal jurisdiction is not present hereby appoints Teresa Caldwell and such other persons as may hereafter be selected by such Guarantor which irrevocably agree in writing to so serve as its agent to receive on its behalf service of all process in any proceedings in any such court, such service being hereby acknowledged by such Guarantor to be effective and binding service in every respect.

     20. Entire Agreement. This Guaranty and all documents, instruments and agreement mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties pertaining to the transactions contemplated hereunder not incorporated or referenced in this Guaranty or in such documents, instruments and agreements are superseded hereby.

     21. Headings. The headings used herein are solely for the purpose of identification and have no legal significance.

     22. Address of the Bank. The Bank's originating office under this Guaranty is: Sherman Oaks Office (CBC), 15165 Ventura Boulevard, Sherman Oaks, CA 91403.

     23. Maximum Principal Liability. THE MAXIMUM PRINCIPAL LIABILITY UNDER THIS GUARANTY IS the amount of $15,000,000.00, plus interest at the rate(s) applicable to any Indebtedness as set forth in the paragraph herein entitled
"Guaranty" and the expenses enumerated in the paragraph herein entitled "Attorneys' Fees".

     This Guaranty is made as of May 22, 1995, which shall be the date of this Guaranty.

Executed by the undersigned Guarantors as of the date set forth above.

                              MENTOR H/S, INC. a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3041 Skyway Circle North
                                       Irving, Texas  75038

                              MENTOR O&O, INC., a Massachusetts corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3000 Longwater Drive
                                       Norwell, Mass  02061

                              MENTOR UROLOGY, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1601 West River Road North
                                       Minneapolis, MN  55411

                              MENTOR ORC, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1300 Optical Drive
                                       Azusa, CA  91702

                              MENTOR CARIBE, a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 5425 Hollister Ave.
                                       Santa Barbara, CA  93111